                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                        EXCHANGE ACT OF 1934, AS AMENDED


Filed by the Registrant [X]


Filed by a Party other than the Registrant [   ]


Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                                 PawnMart, Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             ------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

                ----------------------------------------------------------

         (2)    Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------

         (5)    Total fee paid:

                ----------------------------------------------------------

         [   ]  Fee paid previously with preliminary materials.

         [   ]  Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

                ----------------------------------------------------------

         (2)    Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------

         (3)    Filing Party:

                ----------------------------------------------------------

         (4)    Date Filed:

                ----------------------------------------------------------

                                 PAWNMART, INC.
                          6300 RIDGLEA PLACE, SUITE 724
                             FORT WORTH, TEXAS 76116


                                 April 19, 2000


Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of PawnMart, Inc. (the "Company") to be held on Tuesday, May 23, 2000 at 9:00 a.m., local time, at The Ridglea Bank Building, 6300 Ridglea Place, Fort Worth, Texas.

     The attached Notice of Annual Meeting and Proxy Statement fully describes the formal business to be conducted at the Meeting.

     Directors and officers of the Company, as well as a representative of the Company's independent auditors, will be present at the Annual Meeting to respond to any questions you may have.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND the Annual Meeting, please COMPLETE, sign, date and PROMPTLY return the ACCOMPANYING proxy in the ENCLOSED POSTAGE-PAID envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                       Sincerely,


                                       /s/ Carson R. Thompson


                                       Carson R. Thompson
                                       CHIEF EXECUTIVE OFFICER
                                       CHAIRMAN OF THE BOARD

                                 PAWNMART, INC.
                          6300 RIDGLEA PLACE, SUITE 724
                             FORT WORTH, TEXAS 76116
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2000
                               -------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of PawnMart, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 23, 2000, at 9:00 a.m., local time, at The Ridglea Bank Building, 6300 Ridglea Place, Fort Worth, Texas for the following purposes:

         1. To elect two (2) Class III directors for terms expiring in 2003;

         2. To consider and act upon a proposal to amend the PawnMart, Inc. 1997 Director Stock Option Plan to (i) increase by 200,000 (from 263,788 to 463,788) the number of shares of common stock, par value $.01 per share ("Common Stock"), of the Company authorized for issuance thereunder, (ii) decrease the per director annual grant of options from the lesser of 20,000 shares or $200,000 in market value of Common Stock to the lesser of 15,000 shares or $200,000 in market value of Common Stock, and (iii) reduce the initial grant of options to newly appointed eligible directors from 25,000 options to purchase Common Stock to 15,000 options to purchase Common Stock and to prorate the initial grant based upon the portion of the year remaining until the next annual meeting; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on April 5, 2000, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during the ten days preceding the meeting and will also be available for inspection at the Annual Meeting.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying proxy statement for further information with respect to the business to be transacted at the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, THE COMPANY DESIRES TO HAVE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

                                       By Order of the Board of Directors,


                                       /s/ Carson R. Thompson


                                       Carson R. Thompson
                                       CHIEF EXECUTIVE OFFICER
Fort Worth, Texas                      CHAIRMAN OF THE BOARD
April 19, 2000

                             YOUR VOTE IS IMPORTANT.
       PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE
                        POSTAGE PAID ENVELOPE PROVIDED.

                                 PAWNMART, INC.
                          6300 RIDGLEA PLACE, SUITE 724
                             FORT WORTH, TEXAS 76116

                               -------------------

                                 PROXY STATEMENT
                                 APRIL 19, 2000

                               -------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the stockholders of PawnMart, Inc., a Delaware corporation (hereinafter referred to as the "Company"), in connection with the solicitation by the Company of proxies to be used in voting at the Annual Meeting of Stockholders (together with any and all adjournments thereof, the "Annual Meeting") to be held at 9:00 a.m., local time, on Tuesday, May 23, 2000, at The Ridglea Bank Building, 6300 Ridglea Place, Fort Worth, Texas, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the enclosed form of proxy and a copy of the Company's Annual Report to Stockholders for the fiscal year ended January 29, 2000, are first being mailed to the stockholders of the Company on or about April 19, 2000. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary (including by delivery of a later dated proxy card), at any time prior to its being exercised. You may also revoke a previously given proxy by appearing and voting at the Annual Meeting. Your appearance at the Annual Meeting will not, in and of itself, constitute a revocation of any proxy previously given. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the Class III director nominees recommended by the Board of Directors, FOR approval of an amendment to the PawnMart, Inc. 1997 Director Stock Option Plan to (i) increase by 200,000 (from 263,788 to 463,788) the number of shares of Common Stock of the Company authorized for issuance thereunder, (ii) decrease the per director annual grant of options from the lesser of 20,000 shares or $200,000 in market value of Common Stock to the lesser of 15,000 shares or $200,000 in market value of Common Stock, and (iii) reduce the initial grant of options to newly appointed directors from 25,000 options to purchase Common Stock to 15,000 options to purchase Common Stock and to prorate the initial grant based upon the portion of the year remaining until the next annual meeting, and in accordance with the discretion of the named attorneys-in-fact on other matters properly brought before the Annual Meeting.

     As of April 5, 2000, the Company had 7,209,445 shares of Common Stock issued and outstanding and 416,667 shares of 8% Convertible Preferred Stock, par value $6.00 per share ("Preferred Stock") issued and outstanding. Each share of Common Stock and Preferred Stock entitles the holder thereof to one vote. Only stockholders of record at the close of business on April 5, 2000, will be entitled to notice of, and to vote at, the Annual Meeting.

QUORUM REQUIRED

     A quorum for the Meeting requires the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting. If a quorum is not present, the Meeting may be adjourned from time to time without further notice, if the time and place of the adjourned meeting are announced at the Meeting, until a quorum is obtained. Shares held by stockholders present at the meeting in person who do not vote on a particular matter, ballots marked "abstain" with respect to a matter and "broker nonvotes" that cannot be voted on a matter will be counted as present at the Meeting for quorum purposes, but will be deemed not to have been cast and will have no legal effect on the vote with respect to any such matter.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such service. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of two Class III directors each of whom will serve for a three-year term expiring in 2003. The Company's nominating committee and the Board of Directors has nominated the persons named below to stand for election as Class III directors at the Annual Meeting. Each of the persons nominated presently serve as a Class III director of the Company. Also listed below are each of the Class I and Class II directors whose terms will continue after the meeting. It is intended that the attorneys-in-fact named in the proxy card will vote FOR the election of the Class III director nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominees as the Board of Directors may designate. All directors elected at the Annual Meeting will hold office for their respective terms and until their respective successors are elected and qualified.

CLASS III DIRECTOR NOMINEES - TERMS EXPIRE 2003

     Mark E. Kane (Age 45) has served as a Director since 1997. From April 1998 to the present, Mr. Kane has served as Chief Executive Officer of the Movie Trading Company, Ltd, a specialty retailer of new and pre-owned movies. From 1997 through July 1999, Mr. Kane was President and Chief Executive Officer of Compact Discs International, LLC, an international affiliate of CD Warehouse Inc. that owns the worldwide development rights for the CD Warehouse Inc. franchise concept. Mr. Kane founded and, from 1992 to 1997, served as President and Chief Executive Officer of Compact Disc International, Ltd., a national franchising firm specializing in the sale of new and pre-owned compact discs.

     Monty R. Standifer (Age 60) has served as a Director since 1997. From September 1999 to the present, Mr. Standifer has been an independent financial consultant. From May 1999 to August 1999, Mr. Standifer served as Vice President and Treasurer of Shabang!, Inc., an internet-based shopping service. From June 1992 to May 1999, Mr. Standifer served as Chief Financial Officer and Treasurer, and from July 1995 to May 1999, Mr. Standifer served as Senior Vice President and Secretary of Gadzooks, Inc., a specialty retailer of apparel products for teens. From July 1991 to June 1992, Mr. Standifer served as Senior Vice President and Chief Financial Officer of AmeriServ Food Company, a food service systems distributor. Prior to that time, Mr. Standifer was a co-founder of BizMart, Inc., a chain of office products superstores, serving as Vice President - Finance, Treasurer and Secretary from its founding in October 1987 until July 1991, shortly after the company was sold. Mr. Standifer was previously employed by Tandy Corporation for 14 years in various financial management positions.

CLASS II DIRECTORS - TERMS EXPIRE 2001

     Carson R. Thompson (Age 61) has served as a Director since 1996. In March 1997, he was named Chairman of the Board and Chief Executive Officer of the Company. Prior to this, Mr. Thompson served as President, Chief Executive Officer and Chairman of the Board of The Bombay Company, Inc., a specialty retailer of home furnishing products. Mr. Thompson joined Tandy Corporation, Fort Worth, Texas in 1957, and held various management positions before becoming President in 1981 of Tandy Brands, Inc., a spin-off of Tandy Corporation and a manufacturer and specialty retailer of various products. From 1982 to 1991, Mr. Thompson was Chairman and Chief Executive Officer, from 1991 to 1996, he was Chairman, and from 1996 to 1997, he was President and Chief Executive Officer of The Bombay Company. Mr. Thompson serves as a director of the Osteopathic Health Foundation, Inc. and is a member of the Board of Advisors of the College of Business Administration at the University of Oklahoma.

     J. Roger Williams (Age 50) has served as a Director since April 1998. From 1995 to the present, Mr. Williams has served as Chairman of the Board and Chief Executive Officer of Roger Williams Automall in Weatherford, Texas. From 1974 to 1995, he served as President and Chief Executive Officer of Jack Williams Automall, the multi-line dealership founded by his father, Jack Williams, in 1958. Mr. Williams is Chairman of the Board of Vestry Corporation of Fort Worth, Texas and owns and operates Roger Williams Ranches in Weatherford, Texas.

CLASS II DIRECTORS - TERMS EXPIRE 2002

     James E. Berk (Age 54) has served as a Director since 1997. From October 1999 to the present, Mr. Berk has served as Chief Executive Officer and from March 2000 to the present, Mr. Berk has served as Chairman of the Board of The Store of Knowledge, a retailer of educational products. From January 1999 to October 1999, Mr. Berk has served as a consultant for Berk Development, a consulting firm. From 1997 to 1998, Mr. Berk was Vice Chairman and Chief Executive Officer of APC, Inc., a specialty retailer and wholesaler of auto parts. Mr. Berk founded and, from 1993 to 1997, served as the President, Chief Executive Officer and Chairman of the Board for Teach & Play Smart, Inc., a privately-held specialty retail chain of children's educational products. Prior to that time, he served as President and Chief Executive Officer of BizMart, Inc., a chain of office products superstores, and President and Chief Operating Officer of The Wholesale Club, a chain of membership warehouse clubs, and served in various other companies in management capacities.

     Robert D. Bourland, Jr. (Age 58) has served as a Director since 1994. From December 1998 to the present, Mr. Bourland has been self-employed as an independent retail consultant. From September 1998 to December 1998, he served the Company as President - Franchising. From July 1994 to September 1998, he served the Company as President and Chief Operating Officer. From 1985 until joining the Company, he served as President of Cook's Nook, Inc., a specialty retailer of gourmet cookware. From 1964 until that time, he served in various retail management positions with the Radio Shack division of Tandy Corporation, including serving as Senior Vice President - Managing Director, Tandy U.K. and as Tandy's Divisional Vice President responsible for 1,200 Radio Shack stores. Radio Shack is a specialty retailer of consumer electronic products.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has established three committees: an Audit and Finance Committee, a Compensation and Human Resources Committee and a Corporate Governance Committee. Each of these committees has one or more members who serve at the discretion of the Board of Directors.

     The Audit and Finance Committee, currently chaired by Mr. Standifer and comprised of Messrs. Berk and Kane, is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants, and for making recommendations with respect to those matters to the Board of Directors. The Audit and Finance Committee held four meetings during the fiscal year ended January 29, 2000. Attached as Exhibit B hereto is a copy of the Audit and Finance Committee Charter.

     The Compensation and Human Resources Committee, currently chaired by Mr. Berk and comprised of Messrs. Kane and Williams, is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the Company's stock option plan. The Compensation and Human Resources Committee met one time and acted by unanimous written consent three times during the fiscal year ended January 29, 2000.

     The Corporate Governance Committee, currently chaired by Mr. Berk and comprised of Messrs. Bourland and Thompson, is responsible for developing a strategy and criteria for new board members and making recommendations to the Board of Directors regarding the selection of future board members, board compensation and corporate governance matters. The Corporate Governance Committee met three times during the fiscal year ended January 29, 2000.

     The Board of Directors held five formal meetings and acted by unanimous written consent four times during the fiscal year ended January 29, 2000. During the fiscal year ended January 29, 2000, no director of the Company attended less than 75% of the total number of meetings of the Board of Directors and all committees on which such director served.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUALS NOMINATED FOR ELECTION AS CLASS II DIRECTORS.

                                 PROPOSAL NO. 2

                            ADOPT AMENDMENT NO. 1 TO
               THE PAWNMART, INC. 1997 DIRECTOR STOCK OPTION PLAN

CURRENT DIRECTOR COMPENSATION

     CASH COMPENSATION. No cash compensation has been paid by the Company to its directors prior to the date of this Proxy Statement. Directors are reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof.

     1997 STOCK OPTION PLAN FOR DIRECTORS. Effective as of October 16, 1997, the 1997 PawnMart, Inc. Director Stock Option Plan (the "Directors' Option Plan") was approved by the Company's Board of Directors and the holders of a majority of the outstanding shares of the Company's Common Stock.

     Stock options are granted under the Directors' Option Plan to any director who is not an employee of the Company and is not a holder of more than 5% of the outstanding shares of the Company's Common Stock or a person who is in control of such holder ("Eligible Directors").

     Newly appointed Eligible Directors automatically receive an initial grant of options to purchase 25,000 shares of Common Stock upon their appointment to the Board of Directors. All Eligible Directors receive annual grants of options to purchase the lesser of 20,000 shares of Common Stock or $200,000 in market value of underlying Common Stock as of the date following each annual meeting of the Company's stockholders. The exercise price of options granted under the Directors' Option Plan is one hundred percent (100%) of the fair market value of the Common Stock on the date of grant or such higher price as may be determined by the Compensation and Human Resources Committee. Options granted pursuant to the Directors' Option Plan are immediately exercisable. The expiration date can be no more than ten years from the date of grant. Payment for shares purchased upon exercising an option is made in cash or by certified check, bank draft or money order, or by delivery of previously owned shares of Common Stock held for at least six months (at their fair market value), or partly in cash and partly in such Common Stock.

     A maximum of 263,788 shares of Common Stock (subject to certain anti-dilution adjustments) may be issued to Eligible Directors upon the exercise of options granted under the Directors' Option Plan. As of the date of this Proxy Statement, options for 225,000 shares of Common Stock had been granted and are outstanding under the Directors' Option Plan. All options have exercise prices ranging from $3.25 to $4.44 per share of Common Stock.

REASONS FOR PROPOSAL

     The purpose of the Directors' Option Plan is to encourage ownership of the common stock of the Company by Eligible Directors in order to provide additional incentive for such persons to promote the success and the business of the Company and to encourage them to become and remain an Eligible Director of the Company by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options to such persons in accordance with the terms of the Directors' Option Plan.

     The Company is recommending the Plan Amendment in order to ensure that sufficient shares are available under the Directors' Option Plan to reward and motivate current Eligible Directors and to attract new Eligible Directors in the future, particularly in light of the projected future growth of the Company and the fact that no cash compensation has been or is planned to be paid by the Company to Eligible Directors.

     The affirmative vote of the holders of a majority of the total votes cast with respect to the Plan Amendment is required to approve the Plan Amendment. In addition, approval of the proposal to increase the authorized number of shares of Common Stock, which is described under Proposal 2 above, is also required in order to allow the Company to achieve the benefits of the Plan Amendment by granting additional options under the Directors' Option Plan.

DESCRIPTION OF AMENDMENT NO. 1

     The amendment to the Directors' Option Plan provides for an increase in the aggregate number of shares of Common Stock as to which options may be granted thereunder from 263,788 shares to 463,788 shares. Additionally, the amendment would decrease the per director annual grant of options from the lesser of 20,000 shares or $200,000 in market value of Common Stock to the lesser of 15,000 shares or $200,000 in market value of Common Stock. The amendment would also reduce the initial grant of options to newly appointed Eligible Directors from 25,000 options to purchase Common Stock to 15,000 options to purchase Common Stock and to prorate the initial grant based upon the portion of the year remaining until the next annual meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS' OPTION PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 2000, certain information with respect to voting securities, the number of shares, beneficially owned by (i) each person who is known by the Company to beneficially own more than five percent of the Company's outstanding voting shares, (ii) the directors and certain executive officers of the Company, individually; and (iii) the directors and all executive officers of the Company as a group.

                                                                              SHARES BENEFICIALLY OWNED (1)(2)
                                                                         -----------------------------------------
                                                                           NUMBER OF SHARES     PERCENT OF TOTAL
                                                                           ----------------     ----------------
BENEFICIAL OWNER
----------------
Carson R. Thompson (3)(10).............................................           503,258                6.0%
Michael D. Record (3)(11)..............................................            58,225                *
Thomas W. White (3)(12)................................................            26,074                *
Randall L. Haden (3)(13)...............................................            67,904                *
Robert D. Bourland (4)(14).............................................           120,094                1.4%
James E. Berk (5)(15)..................................................            53,243                *
Monty R. Standifer (6)(15).............................................            78,243                *
Mark E. Kane (7)(15)...................................................            52,343                *
J. Roger Williams (8)(16)..............................................            73,500                *
   All directors and executive officers as a group (9 persons).........         1,032,884               12.3%

Jesse L. Upchurch, Trustee of Trust C of the Constance
   J. Upchurch Family Trust Dated 10/14/94 (9)(17).....................           729,167                8.7%

*Less than 1% of the outstanding voting shares.
(1) Unless otherwise noted, the Company believes that each person named in the table has sole voting and investment power with respect to all shares beneficially owned by such persons.
(2) In calculating the percentage of shares beneficially owned, the number of voting shares deemed outstanding was 8,429,335. This number includes 803,223 shares issuable pursuant to stock options and warrants that may be exercised within sixty (60) days after April 1, 2000.
(3)   His address is 6300 Ridglea Place, Suite 724, Fort Worth, Texas 76116.
(4)   The address for Mr. Bourland is 1500 West 5th Street, Fort Worth, Texas
      76102.
(5)   The address for Mr. Berk is 1005 Edgewater Court, Colleyville, Texas
      76034.
(6)   The address for Mr. Standifer is 4032 Pirates Beach, Galveston, Texas
      77554.
(7) The address for Mr. Kane is 1017 N. Central Expressway, Suite 100, Plano, Texas 75075.
(8) The address for Mr. Williams is 1015 Fort Worth Street, Weatherford, Texas 76086.
(9) The address for Mr. Upchurch is 500 Main Street, Suite 600, Fort Worth, Texas 76102.
(10)  Includes options exercisable into 137,052 shares of Common Stock.
(11)  Includes options exercisable into 56,225 shares of Common Stock.
(12)  Includes options exercisable into 16,831 shares of Common Stock.
(13)  Includes options and warrants exercisable into 31,831 shares of Common
      Stock.
(14)  Includes options exercisable into 59,784 shares of Common Stock.
(15)  Includes options exercisable into 40,000 shares of Common Stock.
(16)  Includes options and warrants exercisable into 69,000 shares of Common
      Stock.
(17)  Includes warrants exercisable to purchase 312,500 shares of Common
      Stock.

                               EXECUTIVE OFFICERS

     Set forth below are each of the Company's executive officers and his name, age, all positions and offices held by him with the Company and his principal occupations and business experience for the past five years. All officers are elected by the Board of Directors, each to hold office until his successor is duly elected and qualified, or if earlier, until his resignation, removal from office or death.

     Carson R. Thompson (Age 61) has served as a Director since 1996. In March 1997, he was named Chairman of the Board and Chief Executive Officer of the Company. Prior to this, Mr. Thompson served as President, Chief Executive Officer and Chairman of the Board of The Bombay Company, Inc., a specialty retailer of home furnishing products. Mr. Thompson joined Tandy Corporation, Fort Worth, Texas in 1957, and held various management positions before becoming President in 1981 of Tandy Brands, Inc., a spin-off of Tandy Corporation and a manufacturer and specialty retailer of various products. From 1982 to 1991, Mr. Thompson was Chairman and Chief Executive Officer, from 1991 to 1996, he was Chairman, and from 1996 to 1997, he was President and Chief Executive Officer of The Bombay Company.

     Michael D. Record (Age 46) joined the Company in September 1998 as President. Mr. Record was previously employed for six years with Cash America International, Inc., most recently as Vice President of Operations where he was responsible for 118 stores. Mr. Record has been employed in the pawnshop industry for over twenty years.

     Thomas W. White (Age 30) was named Senior Vice President and Chief Financial Officer of the Company in January 1999. From October 1997 until January 1999, he was employed as the Company's Vice President - Finance and Chief Accounting Officer. Mr. White was previously employed for six years with the accounting firm of KPMG LLP, most recently as an assurance and mergers and acquisitions manager serving numerous clients within the financial services, manufacturing and retailing industries.

     Randall L. Haden (Age 39) joined the Company in February 1994 as Vice President - Information Services. From November 1991 until joining the Company, he was employed by Search Capital Group, Inc., a publicly-held consumer finance company, most recently as Vice President - Information Services.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation earned by the Chief Executive Officer of the Company and each executive officer of the Company whose total annual salary and bonus exceeds $100,000 during the fiscal years ended January 29, 2000 ("Fiscal 1999"), January 30, 1999 ("Fiscal 1998"), and January 31, 1998 ("Fiscal 1997") (collectively, the "Named Executive Officers"). As of the date hereof, the Company has not granted any stock appreciation rights.

                                                                                LONG-TERM
                                                    ANNUAL COMPENSATION        COMPENSATION
                                                    -------------------        ------------
                                                                                SECURITIES
NAME AND PRINCIPAL                      FISCAL                                  UNDERLYING         ALL OTHER
POSITION DURING FISCAL 1999              YEAR     SALARY ($)    BONUS ($)      OPTIONS (#)     COMPENSATION ($)
---------------------------              ----     ----------    ---------      -----------     ----------------
Carson R. Thompson...................... 1999       164,423           -               -                 -
     Chairman of the Board and           1998       150,000           -            175,000              -
     Chief Executive Officer (1)(2)      1997        80,769         6,000          164,867              -

Michael D. Record....................... 1999       137,308         4,615           20,000              -
     President (1)(3)                    1998        48,461        25,385          125,000              -
                                         1997          -              -               -                 -

-------------------
(1) Mr. Thompson and Mr. Record received personal benefits in addition to salary and bonuses. The aggregate amount of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus.
(2) Mr. Thompson joined the Company in March 1997 at an annual salary of $100,000.
(3) Mr. Record joined the Company in September 1998 at an annual salary of $120,000. In connection with his employment, Mr. Record received a $30,000 signing bonus that was paid over a six month period.

     The following table summarizes grants of options to purchase shares of Common Stock under the PawnMart, Inc. 1997 Employee Stock Option Plan made during Fiscal 1999 to Named Executive Officers.

                                                                            INDIVIDUAL GRANTS
                                    -----------------------------------------------------------------------------------------
                                      NUMBER OF        PERCENT OF
                                      SECURITIES      TOTAL OPTIONS
                                      UNDERLYING       GRANTED TO      EXERCISE OR
                                       OPTIONS        EMPLOYEES IN      BASE PRICE     EXPIRATION      BLACK-SCHOLES GRANT
               NAME                 GRANTED (#)(1)     FISCAL YEAR      ($/SHARE)         DATE         DATE PRESENT VALUE (3)
               ----                 --------------     -----------      ---------         ----         ----------------------
Carson R. Thompson
     Chairman of the Board and
     Chief Executive Officer (1)           -                -                -              -                   -
Michael D. Record
     President (2)(3)                   20,000            19.8%            $3.25          7/23/09             $19,997

-------------------------------
(1)  No options were granted to Mr. Thompson during Fiscal 1999.
(2) The options to purchase shares of Common Stock were granted under the 1997 PawnMart, Inc. Employee Stock Option Plan and vest over a period of three years.
(3) The grant date present value has been determined using the Black-Scholes option pricing model with assumptions for the expected term of 2.77 years, the risk-free interest rate of 5.25%, the expected volatility of 38.60%, and no expected dividend yield.

     There were no exercises of stock options by any of the Named Executive Officers during Fiscal 1999. The table below lists the number of shares of Common Stock underlying each option held by the Named Executive Officers as of January 29, 2000.

                                          NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-THE-MONEY
                                    UNEXERCISED OPTIONS AT FISCAL YEAR END (#)    OPTIONS AT FISCAL YEAR END ($)
                 NAME                       EXERCISABLE/UNEXERCISABLE               EXERCISABLE/UNEXERCISABLE
                 ----                       -------------------------               -------------------------
Carson R. Thompson                                137,052/202,815                             $0/$0 (1)

Michael D. Record                                  56,225/88,775                              $0/$0 (1)

------------------
(1) All exercisable and unexercisable options held by Named Executive Officers have exercise prices ranging from $3.00 to $4.25 per share. At January 29, 2000, the closing market price of the Company's Common Stock as reported by the NASDAQ SmallCap Market was $1.66 per share.

              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

     On September 7, 1998, the Company entered into an employment agreement with Mr. Record providing for a minimum beginning annual salary of $120,000 and a $30,000 signing bonus. The employment agreement, which expires on December 31, 2000, provides Mr. Record with annual salary reviews at the beginning of each fiscal year and provides for his participation in any Company bonus plans upon the Company achieving an acceptable level of profitability. In connection with the employment agreement, Mr. Record was granted 125,000 stock options at an exercise price of $3.00. The options vest over a four-year period and expire in September 2008. In the event Mr. Record is terminated "without cause" or as a result of a "change of control" prior to expiration date of the agreement, Mr. Record is entitled to one-half of his annual base salary. The employment agreement also includes other provisions relating to benefits customary in agreements of this nature.

                           EMPLOYEE STOCK OPTION PLAN

     The Board of Directors and the stockholders of the Company have approved the adoption of the 1997 PawnMart, Inc. Employee Stock Option Plan (the "Plan"). Stock options granted pursuant to the Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or non-qualified stock options. The number of shares of Common Stock reserved for issuance pursuant to the Plan is 1,000,000 shares. As of the date of this Proxy Statement, options for 907,485 shares of Common Stock had been granted and are outstanding under the Plan. All options have exercise prices ranging from $3.00 to $4.25 per share of Common Stock.

     The Plan is administered by the Compensation and Human Resources Committee (the "Committee") of the Board of Directors. Subject to the provisions of the Plan, the Committee has the exclusive power to grant options, to interpret the Plan, to grant waivers of restrictions thereunder and to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Plan.

     Options granted pursuant to the Plan become exercisable on such date or dates as may be established by the Committee. The exercise price of options granted under the Plan may not be an amount less than the market value of Common Stock at the time of grant. The exercise price must be paid in full in cash at the time an option is exercised or, if permitted by the Committee, by means of tendering previously owned shares of Common Stock held for at least six months (at their fair market value), or partly in cash and partly in Common Stock.

     In the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions, the Committee is authorized to make appropriate adjustments to the exercise price and number of shares subject to options granted under the Plan. Subject to certain limitations, the Board of Directors is authorized to amend, modify or terminate the Plan to meet any changes in legal requirements or for any other purpose permitted by law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was not a party to any transactions or series of transactions with directors, nominees for directors, or executive officers in amounts exceeding $60,000 during Fiscal 1999.

                COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

OVERVIEW

     The Compensation and Human Resources Committee of the Board of Directors supervises the Company's executive compensation. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation and Human Resources Committee reviews executive compensation surveys and other available information and may consult with independent compensation consultants.

     The Company seeks to provide an overall level of compensation to the Company's executives that are competitive within the pawnshop industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation and Human Resources Committee will exercise its discretion to set compensation where in its judgment external, internal, or individual circumstances warrant it.

     In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options.

BASE SALARY

     Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executives at other companies in the pawnshop industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries, the Compensation and Human Resources Committee takes into consideration the minimum salaries set forth in certain employment contracts (described elsewhere in this Proxy Statement) and also takes into account individual experience and performance.

LONG-TERM INCENTIVE COMPENSATION

     The Company provides long-term incentive compensation through its employee stock option plan, which is described elsewhere in this Proxy Statement. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, grants may be made to reflect increased responsibilities or reward extraordinary performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Thompson was named Chief Executive Officer of the Company in March 1997. Mr. Thompson's base salary was increased from $150,000 to $175,000 during Fiscal 1999. Mr. Thompson did not receive any stock option grants during Fiscal 1999. The Compensation and Human Resources Committee believes that the total cash compensation paid to Mr. Thompson was appropriate in light of the Company's accomplishments during Fiscal 1999, including the Company's continued store growth, significant improvements in the Company's store profitability and improved consolidated operating results.

     These accomplishments also support the Compensation and Human Resources Committee's belief that the Fiscal 1999 cash compensation of the Company's other executive officers was set at appropriate levels.

                   COMPENSATION AND HUMAN RESOURCES COMMITTEE

James E. Berk, Chairman           Mark E. Kane                 J. Roger Williams

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation and Human Resources Committee of the Company's Board of Directors is an officer, former officer, or employee of the Company or any subsidiary of the Company.

               AUDIT AND FINANCE COMMITTEE REPORT FOR FISCAL 1999

     The Audit and Finance Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during the fiscal year ended January 29, 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the consolidated audited financial statements be included in the Annual Report on Form 10-K for the year ended January 29, 2000 for filing with the Securities and Exchange Commission.

                           AUDIT AND FINANCE COMMITTEE

Monty R. Standifer, Chairman       Mark E. Kane                    James E. Berk

     In compliance with the listing standards of the NASDAQ SmallCap Market, on which the Company's Common Stock trades, in the opinion of the Board, no member of the Audit and Finance Committee has a relationship with the Company that would interfere with the exercise of that member's independent judgment in carrying out the responsibilities of a director.

                                PERFORMANCE GRAPH

     The following Performance Graph shows the changes since March 17, 1998 (the date the Company's Common Stock commenced public trading) in the value of $100 invested in: (1) the Company's Common Stock, (2) the Nasdaq Stock Market - U.S. Index, and (3) the common stock of a peer group of companies whose returns are weighted according to their respective market capitalizations. The values of each investment are based on share price changes and the reinvestment of dividends, if any. The peer group selected by the Company includes the Company, Cash America International, Inc., First Cash Financial Services, Inc., EZCORP, Inc., and U.S. Pawn, Inc.

     The comparisons shown in the following Performance Graph are based upon historical data. The Company cautions that the stock price performance shown in the Performance Graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the Performance Graph was obtained from SNL Securities, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

       PERFORMANCE GRAPH OF CUMULATIVE TOTAL RETURN AMONG PAWNMART, INC.,
               THE NASDAQ STOCK MARKET - U.S. INDEX AND PEER GROUP

                                     [GRAPH]


                        03/18/98    08/01/98    01/30/99    07/31/99    01/29/00
PawnMart, Inc.            $100       $ 77.14     $ 37.86     $ 71.43     $ 37.86
NASDAQ - Total US         $100       $104.97     $142.54     $149.96     $214.98
SNL Pawn Shops Index      $100       $111.64     $107.02     $ 69.42     $ 65.44


                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, it is the intention of the attorneys-in-fact named in the accompanying proxy to vote in accordance with their judgment on such matters.

                               VOTING REQUIREMENTS

     With regard to the proposal for the Election of Directors, votes may be cast for or votes may be withheld from each nominee. No stockholder may vote for more than two nominees. Directors will be elected by plurality vote. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors.

     Under Delaware law, abstentions are counted as present for quorum purposes and are included in the calculation of shares "entitled to vote". Abstentions on a particular matter (other than the election of directors) will not be counted as votes cast in the affirmative and will therefore have the same effect as a vote against a particular matter (other than the election of directors) because each proposal (other than the election of directors) requires the affirmative vote of a specific number of shares.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the attorneys-in-fact named in the proxy FOR the election of the Class III director nominees recommended by the Board of Directors, FOR approval of an amendment to the PawnMart, Inc. 1997 Director Stock Option Plan to (i) increase by 200,000 (from 263,788 to 463,788) the number of shares of Common Stock of the Company authorized for issuance thereunder, (ii) decrease the per director annual grant of options from the lesser of 20,000 shares or $200,000 in market value of Common Stock to the lesser of 15,000 shares or $200,000 in market value of Common Stock, and (iii) reduce the initial grant of options to newly appointed directors from 25,000 options to purchase
Common Stock to 15,000 options to purchase Common Stock and to prorate the initial grant based upon the portion of the year remaining until the next annual meeting, and in accordance with the discretion of the named attorneys-in-fact on other matters properly brought before the Annual Meeting.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by the Commission to furnish the Company with copies of all Section 16(a) reports they file.

     Mr. Kane's Statement of Changes in Beneficial Ownership of Securities on Form 4 for October 1999 was not filed on a timely basis. Based solely on its review of the copies of reports received by it, the Company believes that all other filing requirements applicable to executive officers and directors have been complied with during Fiscal 1999.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's proxy statement relating to the 2001 Annual Meeting of Stockholders of the Company must be received no later than January 27, 2001 at the Company's principal executive offices, 6300 Ridglea Place, Suite 724, Fort Worth, Texas, 76116, Attention:
Corporate Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring other business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

                  STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

     The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

     As described more fully in the Company's Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and
(ii) as to the stockholder giving the notice: (a) the name and address of such stockholder as it appears on the Company's books and (b) the class and number of shares of the Company that are owned of record by such stockholder. To be timely, notice of persons to be nominated by a stockholder as a director at a meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the Company not more than 90 nor less than 60 days before the first anniversary of the preceding year's annual meeting.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K, as filed with the Commission, will be furnished without charge to stockholders upon receipt by the Company of a request addressed to:

                                 Thomas W. White
                Senior Vice President and Chief Financial Officer
                                 PawnMart, Inc.
                          6300 Ridglea Place, Suite 724
                             Fort Worth, Texas 76116

     The enclosed form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies and attorneys-in-fact named herein have been designated by your Board of Directors.

     The Board of Directors of the Company urges you, even if you presently plan to attend the Annual Meeting, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend the Annual Meeting.

                                       PAWNMART, INC.
                                       By Order of the Board of Directors,


                                       /s/ Carson R. Thompson


                                       Carson R. Thompson
                                       CHIEF EXECUTIVE OFFICER
Fort Worth, Texas                      CHAIRMAN OF THE BOARD
April 19, 2000

                                                                       EXHIBIT A

                      AMENDMENT NO. 1 TO THE PAWNMART, INC.
                         1997 DIRECTOR STOCK OPTION PLAN



I. The first sentence of Section 2 of the Directors' Option Plan shall be deleted and restated in its entirety as follows:

         "Subject to adjustment as provided in Section 9 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 463,788 shares of the common stock, $0.01 par value, of the Company (the "Common Stock"), which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been determined from time to time by the Board of Directors."


II. Section 5 of the Directors' Option Plan shall be deleted and restated in its entirety as follows:

         "Eligible Directors will automatically receive an initial grant of options to purchase 15,000 shares of Common Stock upon their appointment to the Board of Directors, prorated based upon the portion of the year remaining until the next annual meeting of the Company's stockholders. Eligible Directors shall receive an annual grant of options to purchase the lesser of 15,000 shares of Common Stock or $200,000 in face value of underlying Common Stock as of the date following each annual meeting of the Company's stockholders."

                                                                       EXHIBIT B

                                 PAWNMART, INC.
                       AUDIT AND FINANCE COMMITTEE CHARTER

The Board of Directors of PawnMart, Inc. hereby constitutes and establishes an Audit and Finance Committee with authority, responsibility, and specific duties as described below.

MEMBERSHIP

The Committee shall consist of at least three independent directors of the Company. The Board of Directors shall have the responsibility for determining the independence and qualifications of board members for purposes of service on the Audit and Finance Committee and ensuring that Committee members are "independent" as defined by the Company's applicable listing standards. Additionally, the Board of Directors shall appoint the chairman and other members of the Committee for a term of one (1) year and such committee members will continue to be eligible for reappointment at the will of the Board.

AUTHORITY

The Audit and Finance Committee is granted the authority to investigate any activity of the Company related to its specific duties, and all employees are directed to cooperate as requested by members of the Committee.

RESPONSIBILITY

The members of the Committee shall make themselves familiar with the financial condition, operating results, and the financial controls and operations of the Company. The Committee shall make such recommendations to the Board of Directors of the Company as the Committee deems appropriate for the good of the Company, including seeking opportunities for the Company to reduce costs, to enhance its competitive position and to improve tax strategies. The Committee shall review the financial statements and related financial disclosures of the Company with management including discussions of the quality of the accounting principles as applied, and significant judgments and underlying estimates affecting such financial statements. The Committee shall have discussions with the outside auditor as to the outside auditors' judgment of the quality of those accounting principles affecting the Company's financial statements and judgments made by management in their application. The Committee shall also take such further actions as the Committee deems appropriate to carry out its functions, and shall exercise such further authorities and responsibilities as the Board may from time to time delegate to it.

SPECIFIC DUTIES


     1. Recommend to the Board of Directors the outside auditor to be selected to audit the books and records of the Company, and review with management the responsiveness of the Company's outside auditor to the Company's needs. Such recommendation shall consider the effectiveness of the outside auditor and whether any significant relationships between the outside auditor and the Company exist that could impair the outside auditors' independence. Review and concur with the engagement of the firm (including any related entities) selected as the company's outside auditor for any services in addition to financial statement audits (including audit and tax) where such services are subject to a written engagement letter. General consultations and requests for advise from the auditor in regards to routine tax and accounting matters which occur in the normal course of business shall be at the discretion of the Executive management of the Company.

     2. Review with the Company's management, its director of internal auditing (if applicable), and the outside auditors, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial controls. Inquire as to significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     3. Review the Company's quarterly financial statements and results of operations with management prior to their public release, and discuss significant matters affecting the quarterly results, accounting principles applied and underlying estimates and judgments made with regard to such financial statements.

     4. Review, prior to the annual audit, the scope and general extent of the outside auditors' audit examination, including their engagement letter and proposed fees. The Committee's review should include an understanding from the outside auditor of the factors considered by them in determining the audit scope.

     5. Review with management and the outside auditor, upon completion of their audit, the Company's financial statements and operating results for the year prior to their release to the public, together with a review of the news release and related financial disclosures. The Committee shall inquire about the outside auditors judgments about the quality of the Company's accounting principles applied, the clarity of the Company's financial disclosures and the degree of aggressiveness or conservatism of the accounting principles and underlying estimates and other significant decisions made by management in preparing the financial statements and related disclosures. Such review should encompass significant adjustments proposed by the outside auditor, any changes in accounting principles, significant nonrecurring transactions, tax policy matters and other matters which may have significant impact on the Company observed by the outside auditor during the conduct of the audit.

     6. Review with management and the Company's outside auditor the adequacy and cost effectiveness of information services, internal auditing, and accounting and financial controls of the corporation, including those matters in the independent accountants' "management letter" and communications with the audit committee required by Statement of Auditing Standards No. 61.

     7. Provide sufficient opportunity for the Company's outside auditor to meet with the members of the Audit and Finance Committee without members of management present. Among the items to be discussed in these meetings are the outside auditor's evaluation of the Company's accounting and auditing personnel, the cooperation which the outside auditor received from management, including accounting and auditing personnel, during the course of their audit, and the extent to which undue pressure was brought to bear on the outside auditor by management.

     8. Review the internal audit and loss prevention functions of the Company, including the proposed programs for the coming year and the coordination of the internal audit function with the Company's outside auditor. On a semi-annual basis, the Audit and Finance Committee will receive a written report from the head of internal audit covering business risks identified and other problems noted, the proposed plan to address these matters, and progress since the last written report. Interim reports to the Audit and Finance Committee will be prepared as needed or in connection with quarterly meetings. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit.

     9. Review the Company's cash management program, including investment guidelines and management strategy related to the investment of the Company's surplus cash.

     10. Review with management the Company's compliance with the Capital Expenditure Plan previously approved by the Board of Directors, and review and approve any planned expenditure exceeding policy guidelines.

     11. Review the terms and conditions of all bank lines of credit, proposed loans, new equity offerings, stock distributions, etc. prior to presentation to the full Board for approval.

     12. Review and discuss with management the Company's risk management policies including the adequacy of the Company's insurance and limits of coverage for property and casualty, workers' compensation, director and officer liability, and crime and burglary.

                            MEETING TIMES AND MINUTES

Meetings of the Committee shall be called by the Chairman, or at his direction, the Chief Executive Officer, as required to conduct the Committee's business. Appropriate advance notice of meetings shall be given to all Committee members. Minutes shall be kept of all meetings with copies being submitted to all Committee members for approval, and to all Board members for approval at a regular or special meeting of the Board.

________________________________________________________________________________




PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAWNMART, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 23, 2000

                                PAWNMART, INC.

     The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Carson R. Thompson and Thomas W. White, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of PawnMart, Inc. to be held on May 23, 2000, or at any adjournment thereof, all shares of PawnMart, Inc. which the undersigned may be entitled to vote.


           (PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

________________________________________________________________________________

               (CONTINUED FROM OTHER SIDE)                   Please mark
                                                           your votes as in  /X/
                                                            this example.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

                                                FOR ALL             WITHHOLD
                                               NOMINEES            AUTHORITY
THE BOARD OF DIRECTORS                        (except as        to vote for all
RECOMMENDS A VOTE FOR                      indicated to the      the nominees
PROPOSALS 1 AND 2.                          contrary below           above

ITEM 1--Election of Class III                   /   /                /   /
directors for terms expiring in 2003:

01  Mark E. Kane
02  Monty R. Standifer

(To withhold authority to vote for any individual nominee, print the nominee's name).

__________________________________________________________


                                          FOR        AGAINST        ABSTAIN

ITEM 2--Proposal to approve the          /   /        /   /          /   /
amendment to the PawnMart, Inc. 1997
Director Stock Option Plan.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING    /   /


PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature___________________ Signature____________________ Dated_________, 2000
IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.